AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
       		AMENDMENT NO. 1 TO TRANCHE A AND TRANCHE B NOTES
		             AMENDMENT NO. 1 TO SIGNAL AGREEMENT

	AGREEMENT dated as of March 31, 1995 among AMERICAN MARKETING WORKS, INC. (together with its successors, "AMW", Signal Apparel Company Inc. (together with its successors, "Signal") , The Shirt Shed, Inc. (together with its successors, "Shirt Shed"), the LENDERS listed on the signature pages hereof (the "Lenders") and GREYROCK CAPITAL GROUP INC. (as successor to U S WEST Financial Services, Inc.), as Agent (the "Agent") amending the Credit Agreement, the Tranche A Note and Tranche B Note and the Signal Agreement referred to below.

			    W I T N E S S E T H:
	WHEREAS, AMW, the Lenders and the Agent have heretofore entered into an Amended and Restated Credit Agreement dated as of February 16, 1993 (the "Credit Agreement") and Signal and the Agent have heretofore entered into a Guaranty and Security Agreement dated as of November 22, 1994 (the "Signal Agreement");

	WHEREAS, AMW has issued a Tranche A Note and a Tranche
B Note to evidence the Tranche A Loans and Tranche B Loans outstanding under the Credit Agreement; and

	WHEREAS, the parties hereto desire to amend the Credit Agreement, the Tranche A Note, the Tranche B Note and

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the Signal Agreement in order to extend the maturity date of the
Loans under the Credit Agreement to December 31, 1996 and to make certain other mutually satisfactory changes;

	NOW, THEREFORE, the parties hereto agree as follows:

	SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" or "this Note" and each other similar reference contained in the Credit Agreement, the Tranche A Note, the Tranche B Note or the Signal Agreement shall from and after the date hereof refer to the Credit Agreement, the Tranche A Note, the Tranche B Note or the Signal Agreement as amended hereby.

	SECTION 2. EXTENSION OF MATURITY DATE OF TRANCHE A
LOANS AND TRANCHE B LOANS.

	(a) TRANCHE A LOANS. The final scheduled maturity date of the Tranche A Loans is hereby extended to December 31, 1996 from June 30, 1995 and the references to "June 30, 1995" appearing in Section 2.04(a) of the Credit Agreement and in the first paragraph of the Tranche A Note are hereby amended to read "December 31, 1996".

	(b) TRANCHE B LOANS. The final scheduled maturity date of the Tranche B Loans is hereby extended to December 31, 1996 from June 30, 1995 and the references to "June 30, 1995" appearing in Section 3.04(a) of the Credit Agreement and in the first paragraph of the Tranche B Note are hereby amended to read "December 31, 1996".

	SECTION 3. SALE OF HERITAGE DIVISION OF SIGNAL. The Lenders hereby waive the provisions of Section 5(I) of the Signal Agreement to the extent required to permit the sale by Signal of its "Heritage" division to a bona-fide third party purchaser for fair market value, subject, however, to receipt by the Agent pursuant to Section 2.4 of the Intercreditor Agreement dated November 22, 1994 between BNY Financial Corporation ("BNY Financial") and the Agent of notice that BNY Financial has unconditionally consented to such sale and confirming that BNY Financial has not received a security interest in any Replacement Collateral (as defined in such Section 2.4) as an inducement to grant such consent.

	In order to induce the Lenders to grant the foregoing waiver, and the other waivers herein provided for and to make the other modifications to the Credit Agreement herein provided for, Signal, AMW and Shirt Shed agree with the Lenders and the Agent as follows (it being understood that failure to comply with such agreements will render the foregoing waiver of no force or effect after the first date of such failure to comply):

	(a) The proceeds of any sale of the Heritage division shall be delivered to BNY Financial to be applied, or held for application, as provided in the letter agreement among Signal, AMW, Shirt Shed, Greyrock and BNY Financial dated
March 31, 1995 (the "Heritage Side-Letter", a copy of which is attached hereto) and Signal, AMW and Shirt Shed will otherwise comply with their obligations under the Heritage
Side-Letter.

	(b) Signal, AMW and Shirt Shed shall not permit the aggregate amount of advances outstanding under the Factoring Agreement (as defined in the Heritage Side-Letter) to at any time exceed the sum of (i) the aggregate amount of the "Formula Amount" under the Factoring Agreement at such time, PLUS (ii) advances in excess of such aggregate "Formula
Amount" in an aggregate amount outstanding of no more than $5,000,000 (except for the mid-month advances or up to $2,000,000 permitted from time to time by BNY Financial which must be repaid in full for at least one week in every month) LESS (iii) the aggregate amount of any Excess
Proceeds (as defined in the Heritage Side-Letter) which at such time has not been applied to repay the Loans under the Credit Agreement.

	(c) Signal shall cause any Excess Proceeds which have not been applied to repay the Loans under the Credit
Agreement and which BNY Finance is not entitled to hold as Additional collateral pursuant to the Heritage Side Letter to be immediately applied to repay the Loans under the Credit Agreement, and if Signal shall receive any such Excess Proceeds it shall hold them in trust subject to Greyrock's security interest therein pending application thereof to repay such Loans.

	(d) Walsh Greenwood & Co. shall have confirmed in writing to the Agent that Excess Proceeds shall be applied to pay amounts outstanding under the Credit Agreement
(whether or not then due) until all such amounts are paid in full before any Excess Proceeds are applied to pay any amounts outstanding under the Walsh Greenwood Credit
Agreement.

In furtherance of the foregoing, Signal hereby assigns its right to receive any proceeds from the sale of the Heritage division to the Agent to the extent such proceeds are not applied to repay amounts outstanding under the Factoring Agreements or held by BNY Financial as collateral to secure amounts outstanding under the Factoring Agreements and hereby irrevocably authorizes and directs BNY Financial to pay any such assigned proceeds directly to the Agent for application to the Loans under the Credit Agreement. Signal confirms that such assigned proceeds and its rights to receive such assigned proceeds are (to the extent that they constitute the "Collateral" under the Signal Agreement) subject to the security interest previously granted to the secured parties named in the Signal Agreement and that such rights and proceeds are not subject to any Liens other than Permitted Liens (as defined in the Signal Agreement, and specifically including Liens securing obligations under the Walsh Greenwood Credit Agreement permitted by clause (c) of Section 4 below).

	SECTION 4. WALSH GREENWOOD CREDIT AGREEMENT. The Lenders hereby waive the provisions of the Credit Agreement to the extent necessary to permit the execution, delivery and performance by AMW of the Credit Agreement (the "Walsh Greenwood Credit Agreement") dated as of March 31, 1995 among Signal, AMW, Shirt Shed and Walsh Greenwood & Co., as lender.

	In order to induce the Lenders to grant the foregoing waiver, and the other waivers herein provided for and to make the other modifications to the Credit Agreement herein provided for, Signal, AMW and Shirt Shed each agree with the Agent and the Lenders as follows (it being understood that failure to comply with such agreements will render the foregoing waiver of no force and effect after the first date of such failure to comply):

	(a) Signal, Shirt Shed and AMW shall not agree to any amendment of the Walsh Greenwood Credit Agreement that could adversely affect the rights and remedies of the Lenders without the prior written consent of the Required Lenders.

	(b) Without the prior written consent of the Required Lenders, none of Signal, Shirt Shed or AMW will pay, repay, prepay, redeem, purchase, acquire or make any other payment in respect of any Debt outstanding under the Walsh Greenwood Credit Agreement except as specifically permitted by Article
III of the Intercreditor Agreement dated as of March 31, 1995 among Greyrock, BNY Financial, Walsh Greenwood, Signal,
AMW and Shirt Shed.

	(c) Except as expressly provided in Section 3 of the Walsh Greenwood Credit Agreement, none of Signal, AMW or
Shirt Shed shall create or permit to exist any Lien securing their respective obligations under the Walsh Greenwood
Credit Agreement.

	(d) Unless otherwise agreed by the Required Lenders, a total of $15,000,000 shall be borrowed under the Walsh
Greenwood Credit Agreement no later than June 30, 1995.

	SECTION 5. REQUIRED PREPAYMENTS OF TRANCHE A AND
TRANCHE B LOANS. In the event that any Excess Proceeds are applied to prepay the Loans under the Credit Agreement pursuant to Section 3 (c) above, AMW shall, on each regularly scheduled interest payment date for each Note, pay an amount equal to the amount of interest that would have been payable with respect to such Note on such date if no such prepayment pursuant to Section 3(c) (or any prepayment pursuant to the next sentence of this Section 5) had been made. Such amount shall be applied, FIRST to pay all accrued and unpaid interest with respect to such Note (such interest to be calculated taking into account prior prepayments of principal of such Note), SECOND to prepay the outstanding principal amount of the Tranche A Note until the Tranche A Note is paid in full, and THIRD to prepay the outstanding principal amount of the Tranche B Note until the Tranche B Note is paid in full.

	SECTION 6. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement is subject to the satisfaction of the following conditions:

	(a)  receipt by the Agent of counterparts hereof,
signed by each   of the parties hereto;

	(b)  receipt by the Agent of the Walsh Greenwood Credit
Agreement signed by each of the parties thereto and of such other evidence as the Agent shall have requested confirming that $11,000,000 has been borrowed by Signal thereunder;

	(c) receipt by the Agent of counterparts of the amendments to the First Spring Pledge Agreement and the WG Trading Guaranty (each as defined in Schedule 1.01 to the Credit Agreement) in the forms attached hereto as Exhibits A and B, respectively;

	(d) receipt by the Agent of certificates (together with undated stock powers executed in blank) representing all issued and outstanding shares of pledged stock required to be delivered to the Agent to be held in pledge under the First Spring Pledge Agreement;

	(e) receipt by the Agent of all fees and other amounts due and payable under the Credit Agreement (including fees and expenses payable pursuant to Section 9.03 of the Credit
Agreement) of which AMW has received notice; and

	(f) receipt by the Agent of such other documents as it may reasonably request relating to the existence of AMW, Shirt Shed or Signal, the corporate or other authority for and the validity of this Agreement and any other matters relevant hereto, all in form and substance satisfactory to the Agent in its sole good faith discretion.

	SECTION 7. NO OTHER WAIVERS. Other than as specifically provided herein, this Agreement shall not operate as a waiver of any right, remedy, power or privilege of the Lenders or the Agent under the Credit Agreement or of any other term or condition of the Financing Documents and no failure or delay by the Lenders or the Agent in exercising any right, remedy, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

	SECTION 8.  GOVERNING LAW.  THIS AGREEMENT SHALL
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK.

	SECTION 9. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective as of the date hereof when all of the conditions set forth in Section 7 shall have been satisfied or waived with the consent of all Lenders.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                             						AMERICAN MARKETING WORKS, INC.


                             						By:/s/ William H. Watts
                             						Title:  Chief Financial Officer


                             						SIGNAL APPAREL COMPANY, INC.


                             						By:/s/ Willaim H. Watts
                             						Title:  Chief Financial Officer

                             						THE SHIRT SHED, INC.


                             						By:/s/ William H. Watts
                             						Title:  Chief Financial Officer

                             						Greyrock Capital Group, Inc.

                             						By:/s/ Ron Cohn
                             						Title: Authorized Signatory


LIST OF OMITTED EXHIBITS

  EXHIBIT A     AMENDMENT NO. 1 TO FIRST SPRING PLEDGE AGREEMENT

  EXHIBIT B     AMENDMENT NO. 1 TO WG TRADING GUARANTY AGREEMENT

		HERITAGE SIDE LETTER

The Company hereby agrees to furnish a copy of any such omitted exhibit supplementally upon request of the Commission's Staff.